Transaction Overview: Nassau Reinsurance Group to Acquire Phoenix

PHOENIX

September 29, 2015

Important Disclosures

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "assume," "will," "anticipate," "believe," "predict," "project," "potential," "contemplate," "plan," "forecast," "estimate," "expect," "intend," "is targeting," "may," "should," "would," "could," "goal," "seek," "hope," "aim," "continue" and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

This presentation does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings L.P. In connection with this proposed acquisition, Phoenix may file one or more proxy statements or other documents with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix's internet website at http://www.phoenix.com or by contacting Phoenix's Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Phoenix in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which was filed with the SEC on August 10, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015 and August 11, 2015.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Strategic Rationale

PHOENIX

All cash transaction provides significant premium and liquidity to shareholders while positioning Phoenix for long-term stability and growth

- After considering various strategic alternatives, the Phoenix Board initiated a thorough process and determined that this transaction is in the best interests of Phoenix and its shareholders
- $37.50 per share purchase price represents a 188% premium over Phoenix's closing stock price of $13.03 on September 28, 2015
- $100 million of new equity capital to be provided by Nassau will make Phoenix financially stronger, and it is expected to enhance ratings, improve growth prospects and strengthen Phoenix's balance sheet. This equity commitment is a critical component of insurance regulatory approval.
- Nassau brings substantial resources and proven experience managing and operating regulated insurance entities
- Nassau intends to operate Phoenix as its U.S. life and annuity platform and grow the company over the long-term
- Nassau is uniquely positioned to drive a comprehensive plan to accelerate the company's turnaround

Transaction Overview

PHOENIX

Transaction Structure:	> Nassau Reinsurance Group Holdings L.P. (Nassau) will acquire The Phoenix Companies, Inc. (Phoenix)
Consideration:	> $37.50 per share in cash, a 188% premium over Phoenix's closing stock price of $13.03 on September 28, 2015 > Aggregate equity purchase price of approximately $217 million
Additional Investment:	> Nassau will make a new equity capital contribution of $100 million into Phoenix upon closing
Treatment of Debt:	> Phoenix's existing debt will remain outstanding post-closing
Closing Conditions:	> Closing expected by early 2016 > Subject to approvals by Phoenix shareholders, the Connecticut Insurance Department and the New York State Department of Financial Services, as well as other closing conditions

Analysis of Consideration

PHOENIX

Acquisition Price Per Share	$37.50
Shares Outstanding (in millions)[1]	5.79
Aggregate Equity Value	$217.2
Aggregate Enterprise Value	$612.0

Implied Market Premium	Value	Premium
30-Day Volume Weighted Average Price[2]	$14.48	158.9%

Implied Multiples	Phoenix Metric	Multiple
6/30/2015 Book Value		
As Reported	$199	1.09x
Excluding Net Unrealized Gains[3]	168	1.29
Excluding AOCI	464	0.47
6/30/2015 Capital & Surplus		
Capital & Surplus + Asset Valuation Reserve	817	0.75x

[1] As of September 28, 2015; Based on 5,750,880 basic shares outstanding plus 40,152 RSUs not included in basic shares
[2] As of September 28, 2015
[3] Total AOCI as of June 30, 2015 is $265 million, of which $31 million is attributable to net unrealized gains
$ in millions except price per share

Nassau Background

PHOENIX

Founded in April 2015, Nassau Reinsurance Group is a privately held insurance and reinsurance business focused on acquiring and operating entities in the life, annuity and long-term care sectors

> Nassau was founded by insurance industry executives Phillip J. Gass and Kostas Cheliotis, most recently senior executives of Fidelity & Guaranty Life (FGL) and Harbinger Group, which was a majority owner of FGL

> Nassau has received an initial capital commitment of more than $750 million from Golden Gate Capital, a private investment firm with over $15 billion of committed capital
  - Golden Gate Capital's unique structure allows it to make long-term investments without artificial timing constraints

> With extensive experience both on Wall Street and as investor-operators of onshore and offshore insurance, reinsurance and asset management businesses, Nassau is uniquely positioned to build and grow businesses with a long-term view

NASSAU REINSURANCE GROUP
Insurance, Reinsurance & Asset Management

Key Steps to Closing

PHOENIX

Transaction is subject to approval by Phoenix shareholders owning a majority of the outstanding common stock, regulatory approvals and other closing conditions

- Key next steps include:
  - Filing and distributing a proxy statement to shareholders to solicit their vote
  - Shareholder meeting and vote
  - Insurance Regulatory hearing (Connecticut)
  - Insurance Regulatory approval (New York and Connecticut)
  - Obtaining FINRA and Hart-Scott-Rodino approvals
- Expected closing date by early 2016

Phoenix will continue to maintain its business commitments from sales to claims and, during this interim period, its public company obligations

PHOENIX